--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================


* After trending lower through most of the period, interest rates rose in February as economic growth surged at year-end.

* Both the Virginia Short-Term Tax-Free Bond Fund and the Virginia Tax-Free Bond Fund posted results above their peer group averages.

* The Virginia Short-Term Tax-Free Bond Fund achieved better returns by maintaining a longer duration than its peer group.

* Performance in the Virginia Tax-Free Bond Fund was helped by a focus on high-quality bonds and those with 15-year maturities.

* We expect continued low inflation and slowing economic growth to benefit municipal securities, whose yields are still attractive relative to other fixed income investments.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     The environment for municipal bonds was generally positive during your fund's fiscal year ended February 28, 1999, as most interest rates were unchanged to somewhat lower on balance. Against this background, the Virginia tax-free funds provided solid returns that exceeded their peer group averages for both the 6- and 12-month periods.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     The municipal bond market avoided much of the disorder that roiled other fixed income markets over the past year. Worldwide economic turmoil, especially from August to October, drove 30-year Treasury yields to a record low of 4.7% as investors sought the safe haven of the U.S. Treasury market. Municipal yields also moved lower, but in a more muted fashion. During this same period, 30-year AAA municipal yields approached 4.6%. Consequently, taxable Treasury yields approached parity with tax-exempt municipals, among longer maturities--a highly unusual occurrence in the absence of serious proposals to alter the federal tax structure.

[Chart showing Virginia Bond Yields from 2/98 through 2/99.]

     To blunt the effects of a global financial crisis triggered by Russia's midsummer debt default, the Federal Reserve cut the key federal funds rate in three steps from 5.50% to 4.75% during the fall of 1998. By year-end, hints of stability had appeared worldwide, and the U.S. economy remained robust. The sustained strength of the U.S. economy surprised market participants, and interest rates rose during the winter as investors worried that the Fed might reverse course and raise rates to stem growth. Long-term Treasury yields retreated above 5.5%, and long-term municipal yields, again reacting more moderately, rose to approximately 5.0%. In contrast, short- and intermediate-term municipal yields declined on balance during the period, reflecting the more direct impact of Fed action on short-term rates as well as strong demand for municipal money market securities. Virginia municipal bond yields performed in line with their national counterparts as longer rates rose in February to negate declines earlier in the period, while shorter-term yields were lower than six months ago.

     National municipal bond issuance reached $284 billion, up 29% from 1997 and very near the record levels seen during the low interest rate environment of 1993. Issuance in Virginia was also up markedly in 1998 to $5.7 billion, an increase of 52% from 1997. Other things being equal, heavy supply typically puts pressure on intermediate and longer-term municipal yields. Thus far, 1999 has seen lighter supply, which has helped municipals outperform Treasuries since year-end.

     Virginia continued to enjoy solid employment growth. In December 1998, employment increased 2.3% while the unemployment rate dropped to 2.7%--the lowest December rate in 29 years. Job growth occurred primarily in the services sector, which helped reduce the heavy dependence of the state's employment base on federal employment.

==================================================
Risk-Adjusted Performance
--------------------------------------------------

     The Virginia  Tax-Free Funds are highly rated
by  Morningstar.  Both  funds  carried  an overall
Morningstar  Ratingtrademark  of four  out of five
stars for risk-adjusted performance as of February
28,  1999.  The  ratings  reflect  both the funds'
returns and the degree of  volatility  experienced
in earning those results. The top 10% of the funds
in each rating category receive five stars and the
next  22.5%  receive  four  stars.   The  Virginia
Short-Term  Tax-Free  Bond  Fund was  rated  among
1,576   municipal   fixed  income  funds  for  the
three-year period; the Virginia Tax-Free Bond Fund was rated among 1,576 and 1,109 municipal fixed income funds for the three- and five-year periods ended February 28, 1999, respectively. Of course, past trends may not continue.

     Morningstar   proprietary   ratings   reflect
historical risk-adjusted performance as of 2/28/99
and may change  monthly.  Ratings  are  calculated
from the funds' 3-, 5-, and 10-year average annual
returns in excess of 90-day  Treasury bill returns
with appropriate fee adjustments and a risk factor
that  reflects  fund   performance   below  90-day
Treasury   bill   returns.   Virginia   Short-Term
Tax-Free Bond Fund had 4 stars for the 3-year period; Virginia Tax-Free Bond Fund had 4 stars for the 3- and 5-year periods.

==================================================

     The state's AAA credit rating continued to be supported by conservative fiscal management. For the fiscal year ended June 30, 1998, Virginia earned a surplus of $868 million. Revenue collections through the first seven months of fiscal year 1999 were up 10.4% over the same period one year ago, much of which was attributable to higher individual income tax collections based on strong wage and salary growth. A growing budget surplus allowed the state to both continue a five-year phaseout of the personal property tax and announce some new education and tax-cut initiatives without affecting the state's credit profile.

================================================================================
VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------
    Periods Ended 2/28/99         6 Months        12 Months
    ---------------------         --------        ---------
    Virginia Short-Term
    Tax-Free Bond Fund              2.23%           4.51%
    Lipper Short Municipal
    Debt Funds Average              1.95            4.24
================================================================================

     Your fund posted solid returns over both the six and 12 months ended February 28, 1999, and outperformed its Lipper peer group. Although the share price rose over these periods, the majority of these results derived from income, as dividends per share were stable from the prior 6- and 12-month periods. Performance was also aided by low costs: the fund's expense ratio of 0.62% as of December 31, 1998 is below the 0.63% average of the 31 funds in its Lipper peer group. The fund continued to meet its broader objective of providing higher income than a money market fund while maintaining moderate price fluctuation. In the past six months and year, national tax-exempt money funds returned 1.31% and 2.81%, respectively, as measured by Lipper, Inc.

     Our strategy over the past six months was to maintain a duration slightly longer than our benchmark. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of two years will have a 2% appreciation or decline in price in response to a one-percentage point fall or rise, respectively, in interest rates.) The absence of inflationary pressures throughout the period as well as the heightened global demand for Treasury bonds resulting from problems in Asia suggested to us that interest rates were likely to decline. In addition, supply and demand imbalances in the intermediate and longer-term municipal markets made these sectors an exceptional value. Longer-term holdings provide the fund with additional income and the potential for appreciation if rates fall. Our positioning was rewarded in autumn when the Fed eased, pushing money market and short-term interest rates lower and bond prices higher.

     We maintained a long-duration approach toward the end of 1998. Economic growth in the year's fourth quarter exceeded expectations, and Treasury bond yields began to rise. The yield curve changed sharply as short-term taxable bond yields moved from below the federal funds target rate to above it. These events suggested a souring of market expectations as the effects of earlier global crises receded and the potential inflationary implications of an accommodative Fed and high growth rates took center stage. We did not immediately become defensive, however. Municipal yields did not fall as much as Treasuries and thus offered unusually attractive yields on a tax-equivalent basis. Furthermore, we anticipated that increasing year-end demand for municipals, combined with waning supply over the Christmas holiday, would help keep municipal prices steady. These decisions proved fruitful.

=============================
AS INTEREST RATES HAVE
DECLINED . . . WE HAVE
WORKED HARD TO MAINTAIN
THE FUND'S DIVIDENDS . . .
=============================

     Only at the end of the period, after municipal yields had moved lower in January, did we alter our approach. Beginning in February, we shortened duration slightly while waiting for valuations to improve. We view this as a temporary condition, however. We would likely use any significant rise in yields to extend duration as our forecast for continued low inflation has not changed.

     As interest rates have declined over the past several years, we have worked hard to maintain the fund's dividends by seeking issues of various sectors and credit qualities that offer higher yields. Six months ago, the portfolio had a combined 58% exposure to two high-quality, modest-yielding sectors: general obligations and prerefunded bonds. Over the last six months, we reduced these weightings to 50%, and shifted assets toward higher-yielding hospital and education revenue bonds of varying quality. As a result, the fund's weighted average credit quality declined slightly from AA+ to AA. However, since income tends to be the greatest contributor to this fund's returns over longer time periods, we are making every effort to purchase higher-yielding issues that have received favorable reviews from our credit research staff.

================================================================================
VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
    Periods Ended 2/28/99             6 Months       12 Months
    ---------------------             --------       ---------
    Virginia Tax-Free Bond Fund         2.22%          6.02%
    Lipper Virginia Municipal
    Debt Funds Average                  1.78           5.01
================================================================================

     A healthy income stream generated solid total returns for your fund. For both the six months and the year, returns again exceeded the Lipper peer group average--in particular, the 12-month return of 6.02% substantially exceeded the average as shown in the accompanying table. The performance advantage reflected steady income and greater emphasis on issues with 15-year maturities. Finally, our low fund expense ratio aided performance relative to the universe of comparable Virginia funds. At 0.57%, the fund's expense ratio is among the least-costly 10% of its Lipper peer group as of December 31, 1998. Lower expenses enable the fund to pass through a higher level of income to you.

     There were no significant changes in strategy over the past six months. We maintained a slightly longer-than-average duration for most of the period, reflecting our optimism that interest rates would fall modestly. (See Virginia Short-Term Tax-Free Bond Fund for an explanation of duration.) While long-term rates were little changed, the fund did benefit from falling rates on short- and intermediate-term issues, as approximately one-fifth of the portfolio had maturities shorter than 10 years.

     In addition, issues with maturities in the 15-year range helped performance, as this area of the yield curve earned the best total returns of all maturity ranges for the past six months. We have favored these securities for some time, in part because they offer some protection against the negative effects of a potential rise in rates. We sold a few 30-year issues to enhance our weighting of bonds in the 15-year range, and the average maturity and yield of the fund decreased slightly from six months ago as a result. It is likely we will target this range in our future purchases because of its favorable long-term risk/return characteristics.

=============================
THE FUND'S OVERALL HIGH
QUALITY WAS AN IMPORTANT
COMPONENT OF ITS OUTPER-
ORMANCE.
=============================

     The fund's overall high quality was an important component of its outperformance. Quality spreads (that is, the difference in yield between bonds with various credit ratings) widened modestly but are still narrow. The fund has therefore kept a high quality bias,as, in our view, investors are not compensated adequately to purchase lower-quality securities. In addition, because the underlying strength of the state's issuers is quite high, there are limited opportunities to buy issues rated BBB or below. Nonetheless, we are watchful for higher-yielding securities that meet our general credit quality standards.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     We believe the forces supporting low inflation will remain intact for the foreseeable future. Despite the economy's strong pace so far in the first quarter, we expect growth to slow to a more modest and sustainable level later this year. The Fed appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

     Thus far in 1999, a decreasing supply of municipal issues combined with strong demand has strengthened prices and helped move tax-exempt yields toward more normal relationships with taxable yields. In Virginia, we also expect a somewhat lower supply than in 1998, which should be positive for bond performance. Overall, yields on tax-free bonds, including those issued in Virginia, are still appealing relative to taxable yields on other fixed income securities, and we expect continued low inflation and slowing economic growth to benefit municipal securities.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

March 19, 1999

================================================================================
T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
Portfolio Highlights
KEY STATISTICS
                                                         8/31/98       2/28/99
                                                         -------       -------
VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------
Price Per Share                                         $  5.16        $  5.18
Dividends Per Share
     For 6 months                                          0.09           0.09
     For 12 months                                         0.19           0.19
Dividend Yield *
     For 6 months                                          3.66%          3.70%
     For 12 months                                         3.77           3.70
30-Day Standardized Yield                                  3.38           2.88
Weighted Average Maturity (years)                          2.7            2.5
Weighted Average Effective Duration (years)                2.4            2.3
Weighted Average Quality **                                AA+            AA

VIRGINIA TAX-FREE BOND FUND
---------------------------
Price Per Share                                         $ 11.53        $ 11.45
Dividends Per Share
     For 6 months                                          0.28           0.27
     For 12 months                                         0.56           0.55
Dividend Yield *
     For 6 months                                          4.92%          4.88%
     For 12 months                                         5.08           4.94
30-Day Standardized Yield                                  4.29           4.09
Weighted Average Maturity (years)                         16.9           16.0
Weighted Average Effective Duration (years)                 7.4            7.4
Weighted Average Quality **                                 AA-            AA-
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
SECTOR DIVERSIFICATION
                                                        Percent of   Percent of
                                                        Net Assets   Net Assets
                                                           8/31/98      2/28/99
                                                           -------      -------
VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------
Prerefunded Bonds                                            41%           32%
General Obligation - Local                                   15            16
Hospital Revenue                                              9            12
Water and Sewer Revenue                                       9            10
Solid Waste Revenue                                           9             6
Educational Revenue                                           2             5
Lease Revenue                                                 -             4
Industrial and Pollution Control Revenue                      4             4
Ground Transportation Revenue                                 4             4
General Obligation - State                                    2             2
Air and Sea Transportation Revenue                            2             2
Life Care/Nursing Home Revenue                                2             2
All Other                                                     2             3
Other Assets Less Liabilities                                -1           -2
Total                                                        100%         100%

VIRGINIA TAX-FREE BOND FUND
---------------------------
Hospital Revenue                                            21%            21%
Prerefunded Bonds                                           12             12
General Obligation - Local                                   9              9
Housing Finance Revenue                                      8              8
Educational Revenue                                          6              7
General Obligation - State                                   6              6
Industrial and Pollution Control Revenue                     6              5
Lease Revenue                                                7              5
Miscellaneous Revenue                                        3              5
Solid Waste Revenue                                          4              5
Air and Sea Transportation Revenue                           3              4
Dedicated Tax Revenue                                        4              4
Ground Transportation Revenue                                3              3
Life Care/Nursing Home Revenue                               3              2
Escrowed to Maturity                                         2              2
Water and Sewer Revenue                                      2              2
All Other                                                    1              -
Other Assets Less Liabilities                                -              -
Total                                                      100%           100%

================================================================================

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC chart showing Virginia Short-term Tax-Free Bond Fund]

[SEC chart showing Virginia Tax-Free Bond Fund]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 2/28/99           1 Year  3 Years  5 Years   Inception       Date
---------------------           ------  -------  -------   ---------       ----
Virginia Short-Term
Tax-Free Bond Fund              4.51%    4.10%        -      4.96%     11/30/94
Virginia Tax-Free Bond Fund     6.02     6.67      6.40%     7.66       4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
----------------------------------------------------
For a share outstanding throughout each period
Financial Highlights
                               Year                                 11/30/94
                              Ended                                  Through
                            2/28/99    2/28/98   2/28/97   2/29/96   2/28/95
NET ASSET VALUE
Beginning of period        $  5.15 $   5.13  $   5.16  $    5.06 $    5.00
-----------------------------------------------------------------------------
Investment activities
 Net investment income        0.19*    0.19*     0.20*     0.21*      0.05*
 Net realized and
 unrealized gain (loss)       0.04     0.03     (0.03)      0.11      0.06
-----------------------------------------------------------------------------
 Total from
 investment activities        0.23     0.22      0.17       0.32      0.11
-----------------------------------------------------------------------------
Distributions
 Net investment income       (0.19)   (0.19)    (0.20)     (0.21)    (0.05)
 Net realized gain           (0.01)   (0.01)        -      (0.01)        -
-----------------------------------------------------------------------------
 Total distributions         (0.20)   (0.20)    (0.20)     (0.22)    (0.05)
-----------------------------------------------------------------------------
NET ASSET VALUE

End of period              $  5.18 $   5.15  $   5.13  $    5.16 $    5.06

Ratios/Supplemental=Data=====================================================
Total return**               4.51%*   4.48%*    3.33%*    6.43%*     2.28%*+
-----------------------------------------------------------------------------
Ratio of total expenses to
average net assets            0.62%*   0.65%*    0.65%*    0.65%*     0.65%*+
-----------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    3.65%*   3.81%*    3.84%*    4.07%*     4.43%*+
-----------------------------------------------------------------------------
Portfolio turnover rate      22.5%    75.0%     32.5%     36.4%      14.8%+
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)             $26,772  $  20,361  $ 16,314  $ 12,480  $  4,965
-----------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 6/30/98, and a 0.60% voluntary expense limitation in effect from 7/1/98 through 2/29/00.
+    Annualized

The accompanying notes are an integral part of these financial statements.
==============================================================================
T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights
                              Year
                             Ended
                           2/28/99    2/28/98   2/28/97   2/29/96   2/28/95
                           -------    -------   -------   -------   -------
NET ASSET VALUE
Beginning of period       $ 11.45   $   11.05  $  11.09  $   10.56 $  11.00
-------------------------------------------------------------------------------
Investment activities
 Net investment income       0.55      0.57      0.57*      0.57*     0.57*
 Net realized and
 unrealized gain (loss)      0.12      0.40     (0.04)      0.53     (0.43)
-------------------------------------------------------------------------------
 Total from
 investment activities       0.67      0.97      0.53       1.10      0.14
-------------------------------------------------------------------------------
Distributions
 Net investment income      (0.55)    (0.57)    (0.57)     (0.57)    (0.57)
 Net realized gain          (0.12)        -        -         -       (0.01)
-------------------------------------------------------------------------------
 Total distributions        (0.67)    (0.57)    (0.57)     (0.57)    (0.58)

NET ASSET VALUE
===============================================================================

End of period             $  11.45  $   11.45  $  11.05  $   11.09 $   10.56

Ratios/Supplemental Data
Total returns                 6.02%     9.03%     5.00%*    10.69%*    1.51%*
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets            0.57%     0.58%     0.65%*    0.65%*     0.65%*
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    4.83%     5.12%     5.23%*    5.27%*     5.49%*
-------------------------------------------------------------------------------
Portfolio turnover rate      47.3%      64.3%     66.2%     93.7%      89.1%
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $278,812  $ 238,282  $195,783  $178,750  $155,278
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                             February 28, 1999
Statement of Net Assets
                                                               Par       Value
                                                                In thousands
VIRGINIA  96.8%
Abington IDA, Johnston Memorial Hosp., 5.00%, 7/1/02       $     765   $   792
-------------------------------------------------------------------------------
Arlington County, GO, 5.40%, 8/1/01                            1,000     1,048
-------------------------------------------------------------------------------
Arlington County IDA
    Alexandria/Arlington Waste to Energy
        5.00%, 1/1/02 (FSA Insured)                            1,000     1,033
-------------------------------------------------------------------------------
Augusta County IDA, Augusta Hosp.
        6.10%, 9/1/00 (AMBAC Insured)                             60        62
-------------------------------------------------------------------------------
Bedford County IDA, Georgia-Pacific, 4.60%, 8/1/04               600       607
-------------------------------------------------------------------------------
Chesapeake Bay Bridge and Tunnel
        5.10%, 7/1/01 (FGIC Insured)                             945       980
-------------------------------------------------------------------------------
        6.375%, 7/1/22 (MBIA Insured)
        (Prerefunded 7/1/01+)                                    690       748
-------------------------------------------------------------------------------
Chesterfield County, Water & Sewer, 5.625%, 11/1/01              500       528
-------------------------------------------------------------------------------
Fairfax County, GO, Public Improvement
        5.50%, 6/1/01                                            675       707
-------------------------------------------------------------------------------

Fairfax County Sewer, 5.625%, 7/15/01                          1,000     1,050
-------------------------------------------------------------------------------
Fairfax County IDA, Fairfax Hosp. System
        VRDN (Currently 2.95%)                                   200       200
-------------------------------------------------------------------------------
Harrisonburg Redev. & Housing Auth., 4.20%, 3/1/04               200       200
-------------------------------------------------------------------------------
Henrico County IDA
    Bon Secours Health, St. Mary's Hosp.
        7.50%, 9/1/07 (Prerefunded 8/1/00+)                      700       751
-------------------------------------------------------------------------------
Hopewell IDA
    Westport Convalescent Center
        5.45%, 10/1/02                                           220       225
-------------------------------------------------------------------------------
        5.60%, 10/1/03                                           235       242
-------------------------------------------------------------------------------
Leesburg Utility System, 6.30%, 7/1/17 (MBIA Insured)            500       551
-------------------------------------------------------------------------------
Newport News, GO, 5.00%, 7/1/04                                  645       682
-------------------------------------------------------------------------------
Northern Virginia Transportation Dist., Commuter Rail
        7.00%, 7/1/05 (FSA Insured)
        (Prerefunded 7/1/00+)                                    970     1,037
-------------------------------------------------------------------------------
Peninsula Port Auth.
    Riverside Health Systems
        5.00%, 7/1/01                                            345       355
-------------------------------------------------------------------------------
        5.00%, 7/1/02                                            360       373
-------------------------------------------------------------------------------
        5.90%, 7/1/00                                            120       124
-------------------------------------------------------------------------------
Petersburg Hosp. Auth.
    Southside Regional Medical Center
        5.60%, 7/1/00                                      $     700   $   720
-------------------------------------------------------------------------------
Portsmouth, GO
        5.60%, 8/1/01                                            500       525
-------------------------------------------------------------------------------
    Public Improvement
        5.90%, 11/1/01                                           125       133
-------------------------------------------------------------------------------
        6.10%, 11/1/03                                           750       810
-------------------------------------------------------------------------------
Prince William County Service Auth., Water and Sewer
        6.00%, 7/1/00 (FGIC Insured)                           1,000     1,036
-------------------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.75%, 7/15/22 (FGIC Insured)                            320       341
-------------------------------------------------------------------------------
Roanoke, GO, 5.80%, 8/1/00                                       500       518
-------------------------------------------------------------------------------

Roanoke IDA, Roanoke Memorial Hosp.
    Carilion Health System
        VRDN (Currently 3.25%)                                   400       400
-------------------------------------------------------------------------------
        VRDN (Currently 3.30%)                                   100       100
-------------------------------------------------------------------------------
        6.50%, 7/1/25 (MBIA Insured)
        (Prerefunded 7/1/00+)                                  2,000     2,085
-------------------------------------------------------------------------------
Southeastern Public Service Auth.
        5.00%, 7/1/03 (AMBAC Insured)                            545       558
-------------------------------------------------------------------------------
Upper Occoquan Sewage Auth.
        6.50%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/01+)                                  1,205     1,310
-------------------------------------------------------------------------------
Virginia, GO, 5.00%, 6/1/02                                      500       522
-------------------------------------------------------------------------------
Virginia Public School Auth., 6.00%, 8/1/01                      200       212
-------------------------------------------------------------------------------
Virginia Beach, GO, 6.70%, 3/1/05 (Prerefunded 3/1/01+)          600       648
-------------------------------------------------------------------------------
Virginia College Building Auth.
    Hampton Univ., 5.20%, 4/1/02                                 435       453
-------------------------------------------------------------------------------
    Univ. of Richmond, VRDN (Currently 2.90%)                    130       130
-------------------------------------------------------------------------------
Virginia Polytechnic Institute and State Univ.,
     5.375%, 6/1/01                                              750       781
-------------------------------------------------------------------------------
Virginia Public Building Auth.
        5.625%, 8/1/02                                           675       718
-------------------------------------------------------------------------------
        6.10%, 8/1/00                                            500       519
-------------------------------------------------------------------------------
        6.50%, 8/1/11 (Prerefunded 8/1/01+)                    1,000     1,089
-------------------------------------------------------------------------------
Total Virginia (Cost  $25,529)                                          25,903
-------------------------------------------------------------------------------


DISTRIC=OF=COLUMBIA==1.9%======================================================

Metropolitan Washington D.C. Airports Auth.
        6.00%, 10/1/00 (MBIA Insured) *                    $     500   $   520
-------------------------------------------------------------------------------
Total District of Columbia (Cost  $509)                                    520
-------------------------------------------------------------------------------

PUERTO=RICO==1.9%==============================================================

Puerto Rico Ind. Medical and Environmental PCR
        4.25%, 9/1/13                                            500       507
-------------------------------------------------------------------------------
Total Puerto Rico (Cost  $500)                                             507
-------------------------------------------------------------------------------


U.=S.=VIRGIN=ISLANDS==1.1%=====================================================

Virgin Island Water and Power Auth., 5.00%, 7/1/02               300       310
-------------------------------------------------------------------------------
Total U. S. Virgin Islands (Cost  $304)                                    310

=Total=Investments=in=Securities

 101.7% of Net Assets (Cost  $26,842)                            $      27,240

 Other Assets Less Liabilities                                            (468)

 NET ASSETS                                                      $      26,772

 Net Assets Consist of:
 Accumulated net investment income - net
     of distributions                                            $           1
 Accumulated net realized gain/loss - net
     of distributions                                                        6
 Net unrealized gain (loss)                                                398
 Paid-in-capital applicable to 5,165,540
     no par value shares of beneficial
     interest outstanding; unlimited number
     of shares authorized                                               26,367

 NET ASSETS                                                      $      26,772

 NET ASSET VALUE PER SHARE                                       $        5.18

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Virginia Tax-Free Bond Fund
                                                            February 28, 1999
Statement of Net Assets
                                                            Par           Value
                                                               In thousands
VIRGINIA  91.0%
Alexandria IDA, Ogden Martin, VRDN (Currently 3.20%) *     $  1,300   $ 1,300
-----------------------------------------------------------------------------
Alexandria Redev. and Housing Auth., Residential Care Fac.
    Goodwin House, 6.60%, 10/1/26                             1,500     1,560
-----------------------------------------------------------------------------
Arlington County, GO
        5.375%, 12/1/12                                       1,000     1,073
-----------------------------------------------------------------------------
        6.00%, 6/1/11                                         1,000     1,157
-----------------------------------------------------------------------------
Arlington County IDA
    Alexandria, 5.375%, 1/1/13 (FSA Insured) *                3,000     3,134
-----------------------------------------------------------------------------
    Arlington Hosp.
        7.00%, 9/1/11 (Prerefunded 9/1/01+)                   1,205     1,329
-----------------------------------------------------------------------------
    The Nature Conservancy, 5.40%, 7/1/17                     1,815     1,876
-----------------------------------------------------------------------------
Augusta County Service Auth., Water and Sewer
        5.00%, 11/1/24 (MBIA Insured)                         1,000       987
-----------------------------------------------------------------------------
Bedford County IDA, Kekoosa Packaging
        5.60%, 12/1/25 *                                      4,000     4,049
-----------------------------------------------------------------------------
Charles County Ind. Dev., Waste Management
        4.875%, 2/1/09 *                                      1,750     1,739
-----------------------------------------------------------------------------
Chesapeake Bay Bridge and Tunnel Dist.
        5.50%, 7/1/25 (MBIA Insured)                          2,000     2,158
-----------------------------------------------------------------------------
Covington and Alleghany County IDA, PCR, Westvaco
        6.65%, 9/1/18                                         1,500     1,648
-----------------------------------------------------------------------------
Danville IDA
    Danville Regional Medical Center
        5.20%, 10/1/18 (AMBAC Insured)                        6,735     6,970
-----------------------------------------------------------------------------
        6.50%, 10/1/24 (FGIC Insured)                         3,000     3,419
-----------------------------------------------------------------------------
Fairfax County Housing Auth., FCRHA Office Building
        7.50%, 6/15/18                                        2,175     2,486
-----------------------------------------------------------------------------
Fairfax County IDA
    Fairfax Hosp. System
        VRDN (Currently 2.95%)                                  800       800
-----------------------------------------------------------------------------
    Inova Health
        VRDN (Currently 2.95%)                                  200       200
-----------------------------------------------------------------------------
        6.00%, 8/15/26                                        3,315     3,598
-----------------------------------------------------------------------------

Fairfax County Water Auth.
        5.80%, 1/1/16 (Escrowed to Maturity)                  5,290     5,855
-----------------------------------------------------------------------------
Frederick County IDA, Gov't. Complex Fac.
        6.50%, 12/1/14 (MBIA Insured)                         1,500     1,691
-----------------------------------------------------------------------------
Fredericksburg IDA
    Hosp. Fac. (MWH MediCorp Obligated Group)
        Residual Interest Bond / Inverse Floater
        (Currently 9.975%), 8/15/23 (FGIC Insured)
        (Prerefunded 8/15/01+)                             $  3,000   $ 3,518
-----------------------------------------------------------------------------
George Mason Univ., 6.375%, 2/1/13 (MBIA Insured)             1,415     1,594
-----------------------------------------------------------------------------
Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 *         1,485     1,588
-----------------------------------------------------------------------------
Goochland County IDA, Kekoosa Packaging
        5.65%, 12/1/25 *                                        500       499
-----------------------------------------------------------------------------
Halifax County IDA, Halifax Regional Long-Term Care
        5.625%, 7/1/12                                        1,585     1,573
-----------------------------------------------------------------------------
Hampton
    Public Improvement, 5.125%, 1/15/15                       1,500     1,549
-----------------------------------------------------------------------------
    Museum, 7.30%, 1/1/14 (Prerefunded 1/1/00+)               1,100     1,159
-----------------------------------------------------------------------------
Hampton IDA, Sentara Health, 5.375%, 11/1/15                  5,300     5,500
-----------------------------------------------------------------------------
Hampton Roads Medical College
        6.875%, 11/15/11                                      1,500     1,627
-----------------------------------------------------------------------------
        6.875%, 11/15/16                                        500       553
-----------------------------------------------------------------------------
Hampton Roads Regional Jail Auth.
        5.625%, 7/1/16 (MBIA Insured)                         1,575     1,676
-----------------------------------------------------------------------------
Hanover County IDA
    Memorial Regional Medical Center
        6.375%, 8/15/18 (MBIA Insured)                        2,185     2,580
-----------------------------------------------------------------------------
        6.50%, 8/15/10 (MBIA Insured)                         1,300     1,544
-----------------------------------------------------------------------------
Henrico County IDA
    Bon Secours Health
        6.25%, 8/15/20 (MBIA Insured)                         1,750     2,043
-----------------------------------------------------------------------------
    St. John's Hosp.
        7.50%, 9/1/15 (Prerefunded 7/1/00+)                   1,700     1,826
-----------------------------------------------------------------------------
    St. Mary's Hosp.
        6.00%, 8/15/16 (MBIA Insured)                         1,045     1,184
-----------------------------------------------------------------------------
        7.50%, 9/1/07 (Prerefunded 8/1/00+)                     350       376
-----------------------------------------------------------------------------

    Browning Ferris, 5.45%, 1/1/14 *                          1,000     1,046
-----------------------------------------------------------------------------
    Regional Jail
        6.00%, 8/1/15                                         2,415     2,638
-----------------------------------------------------------------------------
        7.00%, 8/1/13                                         1,485     1,736
-----------------------------------------------------------------------------
Henry County IDA, Memorial Hosp., 6.00%, 1/1/27               4,250     4,560
-----------------------------------------------------------------------------
Hopewell IDA
    Colonial Heights Convalescent Center
        5.75%, 10/1/04                                     $    150   $   154
-----------------------------------------------------------------------------
    Forest Hill Convalescent Center
        5.60%, 10/1/03                                          100       103
-----------------------------------------------------------------------------
        5.90%, 10/1/05                                          240       250
-----------------------------------------------------------------------------
    Westport Convalescent Center, 5.75%, 10/1/04                290       300
-----------------------------------------------------------------------------
Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 *                4,250     4,605
-----------------------------------------------------------------------------
Loudoun County, GO
        5.00%, 8/1/14                                         1,000     1,018
-----------------------------------------------------------------------------
        5.25%, 12/1/13                                        1,360     1,445
-----------------------------------------------------------------------------
Loudoun County Sanitation Auth., Water and Sewer
        4.75%, 1/1/21 (MBIA Insured)                          1,000       959
-----------------------------------------------------------------------------
Lynchburg IDA
    Centra Health
        5.20%, 1/1/23                                         2,000     2,000
-----------------------------------------------------------------------------
        5.25%, 1/1/11                                         1,890     1,974
-----------------------------------------------------------------------------
        5.375%, 1/1/13                                        1,000     1,042
-----------------------------------------------------------------------------
Manassas, GO, 5.25%, 1/1/11                                   1,550     1,657
-----------------------------------------------------------------------------
Martinsville IDA
    Memorial Hosp. of Martinsville and Henry County
        7.00%, 1/1/11 (Prerefunded 1/1/01+)                     950     1,008
-----------------------------------------------------------------------------
Medical College of Virginia Hosp. Auth.
        5.25%, 7/1/14 (MBIA Insured)                          3,185     3,292
-----------------------------------------------------------------------------
        5.25%, 7/1/15 (MBIA Insured)                          3,350     3,466
-----------------------------------------------------------------------------
Newport News, GO
        5.00%, 7/1/06                                         1,500     1,591
-----------------------------------------------------------------------------
        5.625%, 7/1/14 (MBIA Insured)                         4,030     4,307
-----------------------------------------------------------------------------

Newport News Redev. and Housing Auth., 5.85%, 12/20/30        1,400     1,478
-----------------------------------------------------------------------------
Norfolk, GO
        5.00%, 7/1/12 (FGIC Insured)                          2,245     2,318
-----------------------------------------------------------------------------
        5.25%, 6/1/13                                         1,000     1,041
-----------------------------------------------------------------------------
        5.25%, 6/1/14                                         2,750     2,851
-----------------------------------------------------------------------------
Norfolk IDA
    Children's Hosp. of The King's Daughters
        7.00%, 6/1/11 (AMBAC Insured)
        (Prerefunded 6/1/01+)                                 1,150     1,260
-----------------------------------------------------------------------------
    Sentara Hosp.
        7.00%, 11/1/20 (Prerefunded 11/1/00+)                 1,045     1,128
-----------------------------------------------------------------------------
        7.10%, 11/1/10 (Prerefunded 11/1/00+)                   850       918
-----------------------------------------------------------------------------
Norfolk Redev. and Housing Auth., Merrimack Landing
        5.50%, 12/1/13                                     $  1,000   $ 1,034
-----------------------------------------------------------------------------
Northern Virginia Transportation Dist.
    Commuter Rail
        5.375%, 7/1/14 (FSA Insured)                          3,200     3,382
-----------------------------------------------------------------------------
        6.00%, 7/1/09 (MBIA Insured)                          1,170     1,334
-----------------------------------------------------------------------------
Peninsula Port Auth.
    Dominion Terminal, 7.375%, 6/1/20                         2,000     2,174
-----------------------------------------------------------------------------
    Riverside Health
        4.75%, 7/1/21                                         3,500     3,329
-----------------------------------------------------------------------------
        6.625%, 7/1/18                                        3,020     3,349
-----------------------------------------------------------------------------
Pocahontas Parkway Assoc., Toll Road
        Zero Coupon, 8/15/18                                  3,000       931
-----------------------------------------------------------------------------
        Zero Coupon, 8/15/24 (ACA Insured)                    5,000     1,181
-----------------------------------------------------------------------------
Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured)
     (Prefunded 8/1/06+)                                      2,000     2,000
-----------------------------------------------------------------------------
Prince William County Service Auth.
    Water and Sewer Systems
        4.75%, 7/1/29 (FGIC Insured)                          1,450     1,376
-----------------------------------------------------------------------------
Richmond, GO, Public Improvement, 5.50%, 1/15/16              1,100     1,146
-----------------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.25%, 7/15/22 (FGIC Insured)                         5,550     5,795
-----------------------------------------------------------------------------
Richmond Public Utility, 5.125%, 1/15/28                      1,500     1,488
-----------------------------------------------------------------------------

Roanoke County IDA
    Carilion Health, VRDN (Currently 3.30%)                   3,700     3,700
-----------------------------------------------------------------------------
    Hollins College, 5.20%, 3/15/17                           1,150     1,157
-----------------------------------------------------------------------------
    Roanoke Memorial Hosp., Carilion Health System
        VRDN (Currently 2.85%)                                  700       700
-----------------------------------------------------------------------------
        VRDN (Currently 3.25%)                                  700       700
-----------------------------------------------------------------------------
        6.125%, 7/1/17 (MBIA Insured)                         3,905     4,474
-----------------------------------------------------------------------------
Southeastern Public Service Auth.
        5.00%, 7/1/02 (AMBAC Insured)                         1,475     1,506
-----------------------------------------------------------------------------
        5.00%, 7/1/03 (AMBAC Insured)                         1,000     1,023
-----------------------------------------------------------------------------
        5.00%, 7/1/15 (AMBAC Insured)                         4,050     4,150
-----------------------------------------------------------------------------
Univ. of Virginia
        VRDN (Currently 2.90%)                                1,250     1,250
-----------------------------------------------------------------------------
        5.20%, 6/1/15                                         2,300     2,351
-----------------------------------------------------------------------------
        5.25%, 6/1/13                                         3,880     4,079
-----------------------------------------------------------------------------
Univ. of Virginia Hosp., 7.00%, 6/1/10                     $    855   $   881
-----------------------------------------------------------------------------
Virginia, GO
        5.25%, 12/1/13                                        4,000     4,192
-----------------------------------------------------------------------------
        5.375%, 6/1/16                                        1,700     1,766
-----------------------------------------------------------------------------
Virginia Beach, GO, Refunding and Public Improvement
        5.25%, 8/1/13                                         1,000     1,053
-----------------------------------------------------------------------------
Virginia Beach Dev. Auth.
    Beverly Enterprises, 10.00%, 4/1/10                       1,910     2,046
-----------------------------------------------------------------------------
    Sentara Bayside Hosp.
        6.60%, 11/1/09 (Prerefunded 11/1/01+)                 3,650     4,006
-----------------------------------------------------------------------------
    Sentara Health, 4.75%, 11/1/21                            3,375     3,208
-----------------------------------------------------------------------------
    Virginia Beach General Hosp.
        6.00%, 2/15/10 (AMBAC Insured)                        1,000     1,144
-----------------------------------------------------------------------------
Virginia College Building Auth.
    21st Century College Program, 5.00%, 8/1/10               2,860     2,993
-----------------------------------------------------------------------------
    Randolph Macon College
        6.625%, 5/1/13 (Prerefunded 5/1/02+)                  1,000     1,105
-----------------------------------------------------------------------------
    Univ. of Richmond, VRDN (Currently 2.90%)                   100       100
-----------------------------------------------------------------------------

Virginia Commonwealth Univ., 5.75%, 5/1/21                    1,800     1,928
-----------------------------------------------------------------------------
Virginia HDA
        5.60%, 11/1/18                                        2,500     2,584
-----------------------------------------------------------------------------
        5.85%, 7/1/12                                         1,000     1,045
-----------------------------------------------------------------------------
        6.35%, 11/1/01                                        1,000     1,041
-----------------------------------------------------------------------------
        6.375%, 1/1/26 *                                      2,000     2,141
-----------------------------------------------------------------------------
        6.45%, 7/1/28 (MBIA Insured) *                        2,000     2,133
-----------------------------------------------------------------------------
        6.50%, 5/1/13 *                                       2,000     2,148
-----------------------------------------------------------------------------
        6.55%, 1/1/17                                         1,000     1,044
-----------------------------------------------------------------------------
        6.60%, 7/1/04 *                                       1,200     1,246
-----------------------------------------------------------------------------
        6.70%, 7/1/11                                         2,660     2,852
-----------------------------------------------------------------------------
        7.05%, 5/1/18                                           840       915
-----------------------------------------------------------------------------
        7.10%, 5/1/13                                         1,500     1,589
-----------------------------------------------------------------------------
Virginia Polytechnic Institute and State Univ.
    Univ. Services
        5.40%, 6/1/11                                         1,250     1,337
-----------------------------------------------------------------------------
        5.50%, 6/1/16                                         3,000     3,148
-----------------------------------------------------------------------------
        5.50%, 6/1/20                                         2,100     2,174
-----------------------------------------------------------------------------
Virginia Port Auth., Commonwealth Port Fund,
        5.55%, 7/1/12 *                                       1,255     1,341
------------------------------------------------------------------------------
Virginia Public Building Auth.
        6.25%, 8/1/15 (Prerefunded 8/1/04+)                $  1,550   $ 1,742
------------------------------------------------------------------------------
Virginia Public School Auth.
        5.00%, 8/1/18                                         5,385     5,378
------------------------------------------------------------------------------
        5.375%, 8/1/17                                        2,245     2,326
------------------------------------------------------------------------------
        6.50%, 8/1/12 (Prerefunded 8/1/01+)                   1,700     1,852
------------------------------------------------------------------------------
        6.50%, 8/1/16                                         2,890     3,298
------------------------------------------------------------------------------
Virginia Transportation Board
    Northern Virginia Transportation Dist.
        5.125%, 5/15/19                                       2,250     2,265
------------------------------------------------------------------------------
    Route 28 Project, 6.50%, 4/1/18                           1,000     1,090
------------------------------------------------------------------------------

Washington County IDA
    Johnston Memorial Hosp.
        6.25%, 7/1/06 (Prerefunded 7/1/05+)                   1,660     1,851
------------------------------------------------------------------------------
        6.75%, 7/1/12 (Prerefunded 7/1/02+)                   1,500     1,666
------------------------------------------------------------------------------
Total Virginia (Cost  $241,903)                                        53,800

DISTRICT=OF=COLUMBIA==3.5%====================================================

Metropolitan Washington D.C. Airport Auth.
        5.50%, 10/1/23 *                                      5,000     5,113
------------------------------------------------------------------------------
        5.75%, 10/1/11 (MBIA Insured) *                       1,500     1,634
------------------------------------------------------------------------------
        6.625%, 10/1/19 (MBIA Insured) *                      2,800     3,083
------------------------------------------------------------------------------
Total District of Columbia (Cost  $9,181)                               9,830

PUERTO=RICO==5.8%=============================================================

Puerto Rico Commonwealth, GO
    Public Improvement
        Zero Coupon, 7/1/17                                   2,000       801
------------------------------------------------------------------------------
        Zero Coupon, 7/1/18                                   6,500     2,463
------------------------------------------------------------------------------
        4.50%, 7/1/23                                         3,500     3,213
------------------------------------------------------------------------------
Puerto Rico Highway and Transportation Auth.
        5.50%, 7/1/15 (FSA Insured)                           2,000     2,189
------------------------------------------------------------------------------
        5.50%, 7/1/18                                         2,145     2,224
------------------------------------------------------------------------------
        6.25%, 7/1/14                                         1,500     1,743
------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
        5.50%, 7/1/21 (FSA Insured)                           3,300     3,467
------------------------------------------------------------------------------
Total Puerto Rico (Cost  $15,428)                                      16,100

 Total=Investments=in=Securities

 100.3% of Net Assets (Cost  $266,512)                           $     279,730

 Other Assets Less Liabilities                                            (918)

 NET ASSETS                                                      $     278,812
 Net Assets Consist of:
 Accumulated net investment income - net of distributions        $          12
 Accumulated net realized gain/loss - net of distributions                 (50)
 Net unrealized gain (loss)                                             13,218
 Paid-in-capital applicable to 24,358,489 no par
     value shares of beneficial
     interest outstanding; unlimited
     number of shares authorized                                       265,632

 NET ASSETS                                                      $     278,812

 NET ASSET VALUE PER SHARE                                       $       11.45


     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
   ACA  American Credit Access
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
Statement of Operations
                                        Short-Term
                                         Bond Fund   Bond Fund
In thousands
                                              Year        Year
                                             Ended       Ended
                                           2/28/99     2/28/99
Investment=Income===============================================
Interest income                          $   1,036   $  13,849
----------------------------------------------------------------
Expenses
 Investment management                           5       1,081
 Custody and accounting                         87         114
 Shareholder servicing                          30         199
 Legal and audit                                 9          12
 Trustees                                        7           8
 Registration                                    4          13
 Prospectus and shareholder reports              4          32
 Miscellaneous                                   3           4
----------------------------------------------------------------
 Total expenses                                149       1,463
 Expenses paid indirectly                        -          (4)
----------------------------------------------------------------
 Net expenses                                  149       1,459
----------------------------------------------------------------
Net investment income                          887      12,390
Realized=and=Unrealized=Gain=(Loss)=============================
Net realized gain (loss)
 Securities                                     28       1,602
 Futures                                         -          55
----------------------------------------------------------------

 Net realized gain (loss)                       28       1,657
Change in net unrealized gain
     (loss) on securities                      210         901
----------------------------------------------------------------
Net realized and unrealized gain (loss)        238       2,558
----------------------------------------------------------------

INCREASE (DECREASE) IN NET
================================================================
ASSETS FROM OPERATIONS                   $   1,125   $  14,948

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                    Short-Term
                                    Bond Fund            Bond Fund
In thousands
                                  Year                 Year
                                 Ended                Ended
                               2/28/99    2/28/98    2/28/99   2/28/98

Increase (Decrease) in Net Assets
  Operations
   Net investment income      $    887  $    704  $  12,390 $  10,788
   Net realized gain (loss)         28        31      1,657     2,575
   Change in net unrealized
   gain or loss                    210        65        901     4,796
-------------------------------------------------------------------------------
   Increase (decrease) in
   net assets from operations    1,125       800     14,948    18,159
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income          (887)     (704)   (12,390)  (10,788)
   Net realized gain               (42)      (32)    (2,672)        -
-------------------------------------------------------------------------------
   Decrease in net assets
   from distributions             (929)     (736)   (15,062)  (10,788)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                  16,469    10,594     66,340    61,472
   Distributions reinvested        799       583     11,719     8,215
   Shares redeemed             (11,053)   (7,194)   (37,415)  (34,559)
-----------------------------------------------------------------------------
   Increase (decrease) in
   net assets from capital
   share transactions            6,215     3,983     40,644    35,128

Net=Assets
  Increase (decrease) during
     period                      6,411     4,047     40,530    42,499
  Beginning of period           20,361    16,314    238,282   195,783

  End of period               $ 26,772  $ 20,361  $ 278,812 $ 238,282

*Share information
   Shares sold                   3,196     2,068      5,793     5,461
   Distributions reinvested        155       114      1,022       731
   Shares redeemed              (2,143)   (1,404)    (3,267)   (3,092)
   Increase (decrease)
   in shares outstanding         1,208       778      3,548     3,100

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                                               February 28, 1999
Notes to Financial Statements

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian are used to reduce each fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the year ended February 28, 1999, were as follows:

--------------------------------------------------------------------------------
                                                 Short-Term
                                                  Bond Fund          Bond Fund
                                                  ---------          ---------
Purchases                                 $      11,748,000    $    156,029,000
Sales                                             5,336,000         120,105,000
================================================================================
NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------
     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income                            $         1,000
Undistributed net realized gain                                         70,000
Paid-in-capital                                                        (71,000)

     At February 28, 1999, the costs of investments for the Short-Term Bond and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $26,842,000 and $266,512,000, respectively. Net unrealized gain (loss) on investments were as follows:

--------------------------------------------------------------------------------
                                                 Short-Term
                                                  Bond Fund          Bond Fund
                                                  ---------          ---------
Appreciated investments                      $      398,000    $    13,364,000
Depreciated investments                                   -           (146,000)
Net unrealized gain (loss)                   $      398,000    $    13,218,000
================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $5,000 and $89,000 were payable at February 28, 1999, by the Short-Term Bond and Bond Funds' respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 29, 2000, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2002, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $97,000 of management fees were not accrued by the Short-Term Bond Fund for the year ended February 28, 1999. Pursuant to a previous agreement, $184,000 of unaccrued fees and expenses remain subject to reimbursement through February 29, 2000.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $88,000 and $225,000, respectively, for the year ended February 28, 1999, of which $8,000 and $20,000, respectively, were payable at period-end.

 ===============================================================================

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
    Report of Independent Accountants

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Virginia Short-Term Tax-Free Bond Fund and Virginia Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virginia Short-Term Tax-Free Bond Fund and Virginia Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 1999

================================================================================
T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/28/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The Short-Term Bond Fund's distributions to shareholders included:
     * $42,000 from long-term capital gains, subject to the 20% rate gains category,
     *    $867,000 which qualified as exempt-interest dividends.

        The Bond Fund's distributions to shareholders included:
     *    $674,000 from short-term capital gains,
     * $1,998,000 from long-term capital gains, subject to the 20% rate gains category,
     *    $12,235,000 which qualified as exempt-interest dividends.
================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services And Information
--------------------------------------------------------------------------------
    KNOWLEDGEABLE SERVICE REPRESENTATIVES
    -------------------------------------
    By Phone 1-800-225-5132  Available Monday through Friday from
    8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
    In Person  Available in T. Rowe Price Investor Centers.

    ACCOUNT SERVICES
    ----------------
    Checking Available on most fixed income funds ($500 minimum). Automatic Investing From your bank account or paycheck.
    Automatic Withdrawal  Scheduled, automatic redemptions.

    Distribution Options Reinvest all, some, or none of your distributions.

    Automated 24-Hour Services Including Tele*Access[registration mark] and the
    T. Rowe Price Web site on the Internet. Address: www.troweprice.com

    BROKERAGE SERVICES*
    -------------------
    Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

    INVESTMENT INFORMATION
    ----------------------
    Combined Statement Overview of all your accounts with T. Rowe Price. Shareholder Reports Fund managers' reviews of their strategies and results.

    T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.
    Performance Update Quarterly review of all T. Rowe Price fund results.

    Insights Educational reports on investment strategies and financial markets.

    Investment Guides  Asset Mix Worksheet, College Planning Kit,
    Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE

WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        C14-050  2/28/99